UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 10, 2014

DRINKS AMERICAS HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19086	87-0438825
State of Incorporation	Commission File Number	IRS Employer I.D. Number

4101 Whiteside Street, Los Angeles, CA 90063
Address of principal executive offices

Registrant's telephone number: (323) 266-8765

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01  Change  in Registrant’s Certifying Accountant

On April 10, 2014, De Joya Griffith, LLC (“De Joya”), the independent auditor of Drinks Americas Holdings, Ltd. (the “Company”), resigned as the Company’s independent auditor.

During From December 6, 2012 through April 10, 2014, the period during which De Joya was engaged as the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2013 (the “Engagement Period”), De Joya did not issue any audit reports on the Company’s financial statements and, as such, did not issue any adverse opinion or disclaimer of opinion or any reports containing qualifications or modifications as to uncertainty, audit scope or accounting principles.

For the fiscal years ended April 30, 2013 and any subsequent interim period during the Engagement Period (i) there were no disagreements between the Company and De Joya on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of De Joya, would have caused De Joya to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

During the years ended April 30, 2012 and the subsequent interim periods through December 6, 2012, the date of engagement of De Joya, the Company did not consult with De Joya regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

On May 9, 2014, the Company provided De Joya with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that De Joya furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated May 9, 2014, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

As of May 8, 2014, the Company’s Board of Directors ratified the April 25, 2014 engagement of LBB & Associates LTD., LLP (“LBB”) as its independent registered public accounting firm for the Company’s fiscal year ending April 30, 2013.

During the years ended April 30, 2013 and the subsequent interim periods through April 25, 2014, the date of engagement of LBB, the Company did not consult with LBB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Exhibit No.                      Description
16.1                                   Letter from De Joya dated May 9, 2014

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 12, 2014

DRINKS AMERICAS HOLDINGS, LTD.

/s/ Timothy Owens
Timothy Owens, Chief Executive Officer